SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

PureSafe Water Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-30544
(State or other jurisdiction	(Commission File Number)
of incorporation)

485 Underhill Blvd., Suite 200, Syosset, NY	11791
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 208-8250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2015, the Company filed with the Secretary of State of the State of Delaware an amendment to its Certificate of Incorporation increasing the number of shares of common stock that the Company is authorized to issue from 2,000,000,000 shares of common stock, par value $.001 per share, to 10,000,000,000 shares of common stock, par value $.00001 per share.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description

3.1g

Certificate of Amendment to Certificate of Incorporation, filed on February 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Puresafe Water Systems, Inc.

Date: March 2, 2015

By: /s/ Stephen Hicks

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Stephen Hicks, President